UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2009
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio	45334-0629
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant.
     The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 10, 2009, Thor Industries, Inc. (the “Company”) issued a press release announcing that Wade F. B. Thompson is ill and has relinquished his duties as Chairman of the Board, President and Chief Executive Officer of the Company and also announcing the management changes described below. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with the Company’s Guidelines on Corporate Governance Issues, effective November 10, 2009, Peter B. Orthwein, a co-founder of the Company who presently serves as Vice Chairman, Treasurer and a Director of the Company, was appointed by the Board of Directors to the office of interim Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Orthwein, age 64, has served as Treasurer and a Director of the Company since its founding in 1980 and as Vice Chairman since 1986.
     Mr. Orthwein did not enter into any agreements or understandings with the Company related to his new position as interim Chairman of the Board, President and Chief Executive Officer of the Company. He also has no family relationships with any of the directors or executive officers of the Company. Since the beginning of the Company’s last fiscal year, Mr. Orthwein has had no direct or indirect material interest in any transaction (excluding employment) or any proposed transaction involving the Company worth more than $120,000, except as previously disclosed under the caption “Certain Relationships and Transactions with Management” in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2009. The Company’s Proxy Statement may be accessed through the SEC’s website at www.sec.gov.
     Mr. Thompson beneficially owns 15,753,470 shares (the “Shares”) of the Company’s Common Stock, par value $0.10 per share (“Common Stock”), which represents 28.4% of the issued and outstanding shares of Common Stock. Mr. Thompson’s wife Angela E. Thompson has voting and dispositive power over the Shares pursuant to a durable power of attorney.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated November 10, 2009, issued by the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: November 10, 2009	By:	/s/ Christian G. Farman
		Name:	Christian G. Farman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of press release, dated November 10, 2009, issued by the Company